

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund XI, Ltd. at March 31, 2000, and its statement of income for the three months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL Income Fund XI, Ltd.  for the three  months ended March 31,
2000.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   MAR-31-2000
<CASH>                                         1,590,518
<SECURITIES>                                   0
<RECEIVABLES>                                  157,487
<ALLOWANCES>                                   58,042
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         24,611,376
<DEPRECIATION>                                 3,123,015
<TOTAL-ASSETS>                                 35,537,609
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     33,903,913
<TOTAL-LIABILITY-AND-EQUITY>                   35,537,609
<SALES>                                        0
<TOTAL-REVENUES>                               897,542
<CGS>                                          0
<TOTAL-COSTS>                                  260,621
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                679,557
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            679,557
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   679,557
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>
Due to the nature of its industry, CNL Income Fund XI, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.



